                                                                   Exhibit 10.21


BUYING AND SELLING CONTRACT ON INSTALLMENTS WITH RESERVATION OF DOMAIN, ENTERED INTO ON THE FIRST PART BY IBM DE MEXICO, COMERCIALIZACION Y SERVICIOS, S.A. DE C.V., REPRESENTED BY MR. EDUARDO VELEZ RUIZ, AND ON THE SECOND PART, BY AMERICAN TELESOURCE INTERNATIONAL DE MEXICO, S.A. DE C.V., REPRESENTED BY MR. ARTHUR L. SMITH, WHO HENCEFORTH WILL BE CALLED "IBM" AND THE "PURCHASER", RESPECTIVELY, AND CONJOINTLY WILL BE CALLED "THE PARTIES", IN ACCORDANCE WITH THE FOLLOWING STATEMENTS AND CLAUSES.

                              S T A T E M E N T S

I.  "IBM" STATES:

A. THAT IT IS A CORPORATION OF VARIABLE CAPITAL, LEGALLY CHARTERED IN ACCORDANCE WITH THE LAWS OF MEXICO, THROUGH PUBLIC WRIT NUMBER 51602, DATED JANUARY FIRST, 1997, GRANTED BEFORE NOTARY PUBLIC NUMBER 103 OF THE FEDERAL DISTRICT, AND REGISTERED IN THE PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF THE SAME CITY IN THE COMMERCIAL SECTION, UNDER MERCANTILE NUMBER 218337.

B. THAT ITS LEGAL REPRESENTATIVE, MR. EDUARDO VELEZ RUIZ, HAS SUFFICIENT POWERS TO SIGN THE PRESENT CONTRACT, AND WHICH HAVE NOT BEEN REVOKED NOR AMENDED IN ANY MANNER WHATSOEVER, AS CAN BE SEEN IN PUBLIC WRIT NUMBER 100695, DATED MARCH 5TH, 1997, GRANTED BEFORE NOTARY PUBLIC 116 OF THE FEDERAL DISTRICT, AND THE NECESSARY STEPS FOR ITS REGISTRY IN THE PUBLIC REGISTRY OF PROPERTY AND COMMERCE ARE BEING TAKEN.

II.  THE "PURCHASER" STATES:

A. THAT IT IS A CORPORATION OF VARIABLE CAPITAL, LEGALLY CHARTERED UNDER THE LEGISLATION OF MEXICO THROUGH THE PUBLIC WRIT NUMBER 19,977 DATED JUNE TWENTIETH, 1995, GRANTED BEFORE NOTARY PUBLIC NUMBER 173 OF MEXICO, F.D., AND REGISTERED IN THE PUBLIC REGISTRY OF COMMERCE OF THE SAME CITY, UNDER THE NUMBER 202,960, DATED AUGUST FIRST, 1995.

B. THAT ITS LEGAL REPRESENTATIVE, MR. ARTHUR LOUIS SMITH, HAS THE SUFFICIENT POWERS TO SIGN THE PRESENT CONTRACT, EMPOWERMENT

WHICH HAS NOT BEEN REVOKED NOR MODIFIED IN ANY MANNER WHATSOEVER, AS CAN BE SEEN IN THE PUBLIC WRIT MENTIONED IN THE PREVIOUS STATEMENT.

THEREFORE, "THE PARTIES" ACCEPT TO SUBMIT THEMSELVES TO THE FOLLOWING:

                                 C L A U S E S

FIRST.  OBJECT

THE PRESENT BUYING AND SELLING CONTRACT IN INSTALLMENTS WITH RESERVATION OF DOMAIN, ESTABLISHES THE TERMS AND CONDITIONS FOR THE PURCHASE AND SALE OF MACHINERY THAT IS DESCRIBED IN "ATTACHMENT A".

IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS CONTRACT AND ITS ATTACHMENTS, "IBM" AGREES TO SELL THE GOODS SPECIFIED IN "ATTACHMENT A", WHICH, ONCE SIGNED BY "THE PARTIES", FORMS AN INTEGRAL PART OF THE PRESENT INSTRUMENT.

ON ITS PART, THE "PURCHASER" AGREES TO PAY "IBM" AS A COUNTERCONSIDERATION THE AMOUNT STIPULATED IN CLAUSE SEVENTH, "PRICE AGREED ON".

SECOND.  LIST OF ATTACHMENTS

THE ATTACHMENTS THAT FORM AN INTEGRAL PART OF THE PRESENT CONTRACT ARE THE ONES MENTIONED BELOW, AND ARE REPRODUCED SPECIFICALLY IN THE TEXT OF THE PRESENT CONTRACT.

ATTACHMENT "A"  LIST OF PRODUCTS
ATTACHMENT "B"  FINANCING CONDITIONS
ATTACHMENT "C"  ADDITIONAL WARRANTIES
ATTACHMENT "D"  PAYMENT SCHEDULE.

THESE ATTACHMENTS CAN MAKE REFERENCE TO OTHER CONTRACTS ENTERED INTO BETWEEN THE PARTIES, AND ARE APPLICABLE TO ANY OF THE PRODUCTS. IN CASE OF A CONTROVERSY BETWEEN THIS CONTRACT AND THE TERMS AND CONDITIONS OF THE PURCHASE ORDERS SPECIFIED IN CLAUSE THIRD FOLLOWING, "CONTRACTS FOR GOODS AND RELATED SERVICES", THE PRESENT CONTRACT WILL PREVAIL.

THIRD.  CONTRACTS FOR GOODS AND RELATED SERVICES

"THE PARTIES" AGREE TO FORMALIZE SIMULTANEOUSLY PURCHASE ORDERS SPECIFIED IN "ATTACHMENT A" THAT INTEGRATE THE PRODUCTS TO BE FURNISHED BY "IBM", IN ACCORDANCE WITH THE TERMS AND CONDITIONS PREVIOUSLY PRESENTED TO THE "PURCHASER", AS WELL AS THE STIPULATIONS OF THIS CONTRACT AND ITS OTHER ATTACHMENTS.

FOURTH.  SCOPE

IN VIEW OF THE PRESENT CONTRACT, "IBM" SELLS THE PRODUCT IN ACCORDANCE WITH THE STIPULATIONS OF "ATTACHMENT A".

FOR THOSE CASES IN WHICH AS PART OF THE PRODUCTS OBJECT OF THE PRESENT CONTRACT, NON-"IBM" PROGRAMS HAVE BEEN CONSIDERED, WHETHER OPERATIVE PROGRAMS OR COMPUTER, AND/OR APPLICATION PROGRAMS, THESE WILL BE LISTED AND DETAILED IN "ATTACHMENT A". NEVERTHELESS, INSPITE OF THE FACT THAT THE BUYING AND SELLING CONTRACT INCLUDES THE PROGRAMS, THE CONTRACTS FOR THEIR USE IN VIRTUE OF THEIR CORRESPONDING LICENSES MUST BE ENTERED INTO DIRECTLY BETWEEN THE SUPPLIER DESIGNATED BY "IBM" AND THE "PURCHASER".

THIS CONTRACT DOES NOT INCLUDE CHARGES REGARDING ANNUAL MAINTENANCE FOR THE SOFTWARE OFFERED BY THE SUPPLIER. IF THE "PURCHASER" DECIDES TO ACQUIRE IT, THE "PURCHASER" MUST ENTER INTO THE RESPECTIVE CONTRACT DIRECTLY WITH THE SUPPLIER.

FIFTH.  PERSONNEL

"THE PARTIES" AGREE THAT "IBM" CAN SUBCONTRACT WITH THIRD PARTIES ANY OF THE PRODUCTS OBJECT OF THIS CONTRACT.

EACH ONE OF THE PARTIES ASSUMES THE RESPONSIBILITY OF SUPERVISION, MANAGEMENT, AND CONTROL OF ITS OWN PERSONNEL FOR THE ACTIVITIES IT SHOULD CARRY OUT IN ACCORDANCE WITH THE STIPULATIONS OF THIS CONTRACT.

SIXTH.  RESPONSIBILITY FOR ITS USE

ONCE THE PRODUCTS HAVE BEEN DELIVERED BY "IBM", THE "PURCHASER" WILL HAVE THE RESPONSIBILITY OF THE USE AND RESULTS THAT MAY BE

OBTAINED FROM THE PRODUCTS THAT "IBM" FURNISHES, AS WELL AS OF OTHER EQUIPMENT, PROGRAMS AND SERVICES USED WITH SAID PRODUCTS.

SEVENTH.  PRICE AGREED ON

THE "PURCHASER" BINDS HIMSELF TO PAY "IBM" AS A COUNTERCONSIDERATION OF THE GOODS MATTER OF THE PRESENT CONTRACT, THE AMOUNTS THAT ARE DETAILED IN "ATTACHMENT A" AS ONLY CHARGES, IN ACCORDANCE WITH THE PAYMENTS SCHEDULE HEREIN SPECIFIED.

ALL THE TAXES DERIVED FROM THE OPERATIONS CONTAINED IN THE PRESENT CONTRACT SHALL BE APPLICABLE TO THE PARTY TO WHICH PAYMENT CORRESPONDS, IN ACCORDANCE WITH THE PRESENT FISCAL LEGISLATION.

EIGHTH.  INVOICES

"IBM" WILL INVOICE THE ONLY CHARGES IN ACCORDANCE WITH THE PAYMENT SCHEDULE INDICATED IN "ATTACHMENT B". PAYMENTS TO "IBM" BY THE "PURCHASER", WILL BE MADE IN FAVOR OF "IBM DE MEXICO, COMERCIALIZACION Y SERVICIOS, S.A. DE C.V.", IN THE FORM, OFFICE HOURS, AND THE PLACE THAT "THE PARTIES" AGREE ON.

NINTH.  CHANGES IN THE CONTRACT

ANY OF "THE PARTIES" DURING THE LIFE OF THIS CONTRACT CAN REQUEST IN WRITING CHANGES TO THE SAME, OR TO ANY OF ITS ATTACHMENTS. IF THE CHANGE IS ACCEPTED BY BOTH PARTIES, "IBM" WILL PREPARE A NEW LIST OF PRODUCTS OR SERVICES, AND THE CHARGES THAT WILL DESCRIBE THE CHANGE REQUESTED AND WILL STIPULATE THE MODIFICATIONS TO THE ORIGINAL LIST, AND "THE PARTIES" MUST SIGN IT TO MAKE IT VALID PREVIOUS TO ITS IMPLEMENTATION.

ONCE THE CHANGES HAVE BEEN AGREED ON, "THE PARTIES" MUST SIGN THE CORRESPONDING AMENDING DOCUMENT, WHICH WILL FORM AN INTEGRAL PART OF THE PRESENT CONTRACT.

TENTH.  CONFIDENTIAL INFORMATION

"THE PARTIES" AGREE THAT THE INFORMATION PROVIDED IN VIEW OF THIS CONTRACT WILL BE CLASSIFIED AS CONFIDENTIAL, AND THE RECEIVER MUST HAVE THE SAME CARE AND CONFIDENTIALITY THAT IT HAS WITH ITS OWN INFORMATION.

ELEVENTH.  PATENTS AND COPYRIGHTS

"THE PARTIES" RECOGNIZE AND ACCEPT THAT THE SUPPLIER WILL BE RESPONSIBLE OF ANY CLAIM RELATED AND DERIVED FROM ANY MACHINE OR PROGRAM FURNISHED BY THEIR SUPPLIERS THAT MAY INFRINGE ANY PATENT OR COPYRIGHT IN MEXICO.

TWELFTH.   LIMIT OF RESPONSIBILITIES

WITH THE EXCEPTION OF THE STIPULATIONS AFOREMENTIONED IN THE PREVIOUS CLAUSE, IBM'S TOTAL RESPONSIBILITY REGARDING ANY NON COMPLIANCE WITH THE PRESENT CONTRACT WILL BE LIMITED TO THE AMOUNT EFFECTIVELY PAID BY THE "PURCHASER" OF THE PRODUCTS AND SERVICES DESCRIBED IN "ATTACHMENT A".

NEITHER OF "THE PARTIES" WILL BE RESPONSIBLE FOR THE NON COMPLIANCE OF ITS OBLIGATIONS MOTIVATED BY FORCE MAJEURE.

THIRTEENTH.  WARRANTIES

THE WARRANTY SPECIFICATIONS FOR ALL THE GOODS FURNISHED IN VIEW OF THE PRESENT CONTRACT AND THAT ARE DETAILED IN "ATTACHMENT A", WILL BE THE RESPONSIBILITY OF "IBM" THROUGH THE "SUPPLIER" SELECTED BETWEEN "IBM" AND THE "PURCHASER". THE "PURCHASER" AGREES THAT "IBM" WILL NOT BE RESPONSIBLE FOR THE EQUIPMENT, ITS MAINTENANCE, AND SPARE PARTS ONCE THE WARRANTY PERIOD HAS ELAPSED.

FOURTEENTH.  PROPERTY

THE PROPERTY OF THE GOODS FURNISHED IN ACCORDANCE WITH THE PRESENT CONTRACT WILL BE TRANSFERRED TO THE "PURCHASER" ONCE THE TOTAL AMOUNT OF THE PRICE AGREED ON HAS BEEN PAID, IN ACCORDANCE WITH THE PAYMENT SCHEDULE DETAILED IN "ATTACHMENT A".

FIFTEENTH.  ENDING AND CANCELLATION

1. THE PRESENT CONTRACT WILL GO INTO EFFECT ON THE DATE THAT BOTH PARTIES SIGN IT AND THE DOWN PAYMENT HAS BEEN MADE, AND WILL CONTINUE IN EFFECT UNTIL THE ENDING OF PAYMENTS BY THE "PURCHASER" ON THE DATE SPECIFIED IN THE MANNER OF PAYMENT AS PER "ATTACHMENT B".

2. ANY OF "THE PARTIES" CAN END THE PRESENT CONTRACT IN CASE OF NON COMPLIANCE OF THE OTHER PARTY WITH ITS OBLIGATIONS WITHOUT NEED OF JUDICIAL PROCEEDINGS, IF SAID NON COMPLIANCE IS NOT CORRECTED WITHIN THE THIRTY (30) DAYS FOLLOWING THE CORRESPONDING NOTICE. IN THIS CASE, AND WHEN "IBM" ENDS THIS CONTRACT, BOTH PARTIES WILL SUBJECT THEMSELVES TO THE STIPULATIONS IN THE FOLLOWING CLAUSE SEVENTEENTH.

3. IN CASE THE "PURCHASER" CANCELS THE ORDERS REGARDING THE GOODS SUBJECT THE PRESENT CONTRACT, THE SAME AGREES TO PAY "IBM" AS A CONVENTIONAL PENALTY 20% (TWENTY PER CENT) OF THE PRICE OF THE CANCELLED ITEM.

SIXTEENTH.  BRAND AND COMMERCIAL NAMES USE

ANY OF "THE PARTIES" WILL USE THE NAME OF THE OTHER NOR OF ANY OF ITS ASSOCIATES IN ADVERTISING OR PROMOTIONAL MATERIALS, WITHOUT PREVIOUS WRITTEN CONSENT BY THE AFFECTED PARTY.

SEVENTEENTH.  RESERVATION OF DOMAIN

IN ACCORDANCE WITH PROVISIONS ESTABLISHED BY ARTICLE 2312 IN THE CIVIL CODE OF THE FEDERAL DISTRICT, IT IS EXPRESSLY AGREED BY "THE PARTIES" THAT "IBM" WITHOLDS THE PROPERTY OF EVERY ITEM OF EQUIPMENT MENTIONED IN "ATTACHMENT A" OF THIS CONTRACT, AS LONG AS THERE IS ANY AMOUNT PENDING OF PAYMENT BY THE "PURCHASER" IN "IBM" FAVOR. THE LACK OF TIMELY PAYMENT OF TWO CONSECUTIVE PROMISORY NOTES WILL GIVE "IBM" THE RIGHT TO CANCEL THE PRESENT CONTRACT, AS WELL AS TO EXERT ITS DOMAIN OVER THE EQUIPMENTS MATTER OF THIS OPERATION, WITHDRAWING THEM FROM THE PURCHASER'S ADDRESS OR TO DEMAND IMMEDIATELY THE PAYMENT IN FULL OF THE AMOUNT INCLUDING INTERESTS.

LACK OF COMPLIANCE OF ANY OF THE OBLIGATIONS OF THE "PURCHASER" WILL GIVE "IBM" THE RIGHT TO CANCEL THE PRESENT CONTRACT, WITHOUT NEED OF JUDICIAL PROCEEDINGS, BEING ENOUGH THE WRITTEN NOTICE THAT "IBM" DELIVERS TO THE "PURCHASER".

THE FACT THAT "THE PARTIES" DO NOT EXERT THEIR RIGHTS REGARDING ANY LACK OF COMPLIANCE, WILL NOT BE CONSIDERED AS A WAIVER OF THEM.

"THE PARTIES" AGREE THAT "IBM" WILL PROVIDE THE "PURCHASER" WITH THE INVOICES CORRESPONDING TO THE EQUIPMENT DESCRIBED IN "ATTACHMENT A" AT THE MOMENT PAYMENT HAS BEEN MADE OF THE TOTAL AMOUNT OF ITS PRICES PLUS THE INTEREST AGREED ON IN THIS CONTRACT.

THE "PURCHASER" BINDS HIMSELF TO SAFEGUARD THE EQUIPMENT IN THE ADDRESSES WHERE THEY WERE INSTALLED. DUE TO THIS FACT, THE "PURCHASER" WITH THE SIGNATURE OF THIS CONTRACT, ASSUMES THE ROLE OF TRUSTEE FREELY, WITHOUT ANY CHARGE, OF SAID EQUIPMENT, WITH ALL THE OBLIGATIONES DERIVED FROM THIS ROLE.

EIGHTEENTH.  ASSIGNMENT OF RIGHTS

"THE PARTIES" AGREE THAT "IBM" CAN ASSIGN TOTALLY OR PARTIALLY THE RIGHTS DERIVED FROM THIS INSTRUMENT, SO THAT IT WILL ONLY HAVE THE OBLIGATION, IN ITS CASE, OF ADVISING THE "PURCHASER" IN WRITING IN ACCORDANCE WITH STIPULATIONS OF
ARTICLE 2030 OF THE CIVIL CODE.

THE "PURCHASER" CANNOT ASSIGN ANY OF THE RIGHTS OF THIS CONTRACT NOR OF ITS ACCESSORY DOCUMENTS WITHOUT IBM'S PREVIOUS
WRITTEN CONSENT.

NINETEENTH.   INSURANCE

THE "PURCHASER" WILL CONTRACT ON HIS OWN, AND WITHOUT THIS BEING CONSIDERED A PART OF THE PRICE, AN INSURANCE POLICY AGAINST ALL RISKS (FIRE, EARTHQUAKES, FLOODS, SHORT CIRCUITS, ROBBERTY WITH OR WITHOUT VIOLENCE, ETC.), COVERING THE EQUIPMENT DESCRIBED IN "ATTACHMENT A" FOR THE TOTAL AMOUNT ALL THE TIME THAT THIS CONTRACT IS IN EFFECT, AND THE CORRESPONDING

INSURANCE POLICY WILL BE ISSUED INDICATING A PREFERENTIAL ENDORSEMENT IN FAVOR OR IBM DE MEXICO, S.A.

THIS INSURANCE POLICY WILL GO INTO EFFECT ON THE DATE WHEN THE EQUIPMENT IS DELIVERED TO THE PURCHASER'S FACILITIES, AND WILL REMAIN IN EFFECT UNTIL THIS CONTRACT IS FINALIZED.

THE "PURCHASER" MUST PROVIDE "IBM" EVIDENCE OF HAVING COMPLIED WITH THIS OBLIGATION WITHIN A MAXIMUM PERIOD OF 30 (THIRTY) NATURAL DAYS STARTING ON THE DATE OF THE SIGNATURE OF THIS INSTRUMENT.

IN CASE THE "PURCHASER" DOES NOT COMPLY WITH THE AGREEMENT IN THE PREVIOUS PARAGRAPH, "IBM" WILL CONTRACT THE NECESSARY INSURANCE POLICY, AND THE PURCHASER BINDS HIMSELF TO PAY "IBM" OR ITS REPRESENTATIVE THE AMOUNT OF THE SAME.

TWENTIETH.  ADDRESS

"THE PARTIES" STATE AS THEIR ADDRESSES THE FOLLOWING:

I. "IBM": AVENIDA MARIANO ESCOBEDO 595, COLONIA CHAPULTEPEC MORALES, C.P. 11560, IN MEXICO, D.F.

II. THE "PURCHASER": TORRES ADALID 7, COLONIA DEL VALLE, MEXICO, D.F., C.P.
06600.

THE "PURCHASER" AGREES THAT HE MUST NOTIFY "IBM" IN WRITING OF ANY CHANGE IN ADDRESS; OTHERWISE, ANY JUDICIAL OR EXTRAJUDICIAL PROCEEDINGS WILL BE CARRIED OUT IN THE ADDRESS MENTIONED IN THIS SECTION.

TWENTY FIRST.  OTHER EXPENSES

THE "PURCHASER" WILL PAY "IBM" ALL THOSE AMOUNTS INCURRED IN THE REGISTRATION OF THIS CONTRACT IN THE PUBLIC REGISTRY OF PROPERTY AND COMMERCE.

TWENTY FOURTH.  LEGISLATION AND COURTS

FOR THE INTERPRETATION AND COMPLIANCE OF THIS CONTRACT, "THE PARTIES" SUBMIT THEMSELVES TO THE APPLICABLE LEGISLATION AND JURISDICTION OF THE COURTS OF MEXICO, D.F., WAIVING THEIR

PRESENT OR FUTURE RIGHTS THAT THEY MAY HAVE BY REASON OF THEIR ADDRESS OR ANY OTHER CAUSE.

PERSONAL DATA

"THE PARTIES" STATE THAT THEIR PERSONAL DATA AT PRESENT ARE THE FOLLOWING:

I. "IBM": MR. EDUARDO VELEZ RUIZ, IS A MEXICAN, FORTY ONE YEARS OLD, MARRIED, GENERAL MANAGER OF THE FINANCING UNIT, AND CORPORATE TREASURER OF IBM DE MEXICO, S.A.

II. THE "PURCHASER": MR. ARTHUR L. SMITH IS A UNITED STATES CITIZEN, THIRTY TWO YEARS OLD, MARRIED, WITH POWERS OF ATTORNEY, LEGALLY ENTERED INTO THIS COUNTRY.

ONCE THE PRESENT CONTRACT WAS READ, AS WELL AS TERMS AND CONDITIONS APPLICABLE TO THE RELATIVE PURCHASE ORDERS, "THE PARTIES" RECOGNIZE THAT THEY ARE BOUN BY ITS DISPOSITIONS, LEAVING WITHOUT EFFECT ANY OTHER PREVIOUS COMMUNICATION, EITHER VERBAL OR WRITTEN, AND SIGNED BY DUPLICATE AT THE BOTTOM AND ON THE MARGIN ON THE PREVIOUS PAGES.

          ACCEPTED BY                                  ACCEPTED BY
      AMERICAN TELESOURCE                             IBM DE MEXICO,
 INTERNATIONAL DE MEXICO, S.A.                 COMERCIALIZACION Y SERVICIOS,
            DE C.V.                                        S.A.
          (Signature)                                  (Signature)
      MR. ARTHUR L. SMITH                        MR. EDUARDO VELEZ PEREZ
    LEGAL POWER OF ATTORNEY                      LEGAL POWER OF ATTORNEY
          (Signature)                                  (Signature)
MS. ELVIA SALAS DE DE STEFFANO                MR. PORFIRIO VERASTEGUI HERRERA
            WITNESS                                      WITNESS

THE PREVIOUS SIGNATURES CORRESPOND TO THE BUYING AND SELLING CONTRACT IN INSTALLMENTS WITH RESERVATION OF DOMAIN, ENTERED INTO BY AMERICAN TELESOURCE INTERNATIONAL DE MEXICO, S.A. AND IBM, DATED MARCH 25, 1997, CONTRACT NO. S1310397-M.

ATTACHMENT A.  LIST OF PRODUCTS

THE FOLLOWING LIST OF IBM AND NON IBM PRODUCTS REPRESENTS THE ONE AND ONLY COMPLETE COMMITMENT BY IBM IN THIS CONTRACT.

1. TELEPHONE PRODUCTS

THE EQUIPMENT AND ACCESSORIES ARE THE ONES DETAILED BELOW, THAT WILL BE DELIVERED IN THE SITES INDICATED BY THE PURCHASER INSIDE THE REPUBLIC OF MEXICO.

  AMOUNT                          CONCEPT

   300       XP1000 COIN/CREDIT/DEBIT SMART PHONES
    17       BACKPLATES
   283       PEDESTALS
   300       ENCLOSURES
     2       UPMS 1200 MODEMS
     2       COIN COLLECTORS

2. NET MANAGEMENT PRODUCTS

  AMOUNT                           CONCEPT

     2       LICENSES SW PRONET PAYPHONE MANAGEMENT SOFTWARE
     7       PC APTIVA 133 MHZ
     4       INK JET IBM PRINTERS
   300       WIRE KITS FOR INSTALLATION OF WALL TELEPHONES

3. SERVICES

  AMOUNT                           CONCEPT

     1       INSTALLATION SERVICES FOR 300 "MART PHONES"
             TELEPHONES
     1       ADJUSTMENT SERVICES FOR ELECTRICAL INSTALLATIONS
             OF 300 TELEPHONES
     1       PEDESTAL MOUNTING SERVICES (NON WALL MOUNTING) FOR
             3OO TELEPHONES

4.  IBM SERVICES FOR PROJECT MANAGEMENT:

IBM WILL COORDINATE DELIVERY OF THE EQUIPMENT AND PROGRAMS MENTIONED ABOVE AT CALLE TORRES ADALID 7, COLONIA DEL VALLE, MEXICO, D.F., OR IN ANY OTHER OF THE ADDRESSES THAT THE PURCHASER EXPRESSLY INDICATES TO IBM INSIDE THE REPUBLIC OF MEXICO.

PURCHASER'S RESPONSIBILITIES

THE PURCHASER WILL BE TOTALLY RESPONSIBLE OF RECEIPT OF THE EQUIPMENT, PROVIDING ALL THE SUPPORT NECESSARY FOR THE INSTALLATION OF THE SAME, AS WELL AS THE FINAL ACCEPTANCE OF THE INSTALLATION.

THE "PURCHASER WILL BE RESPONSIBLE FOR PROVIDING AN ADEQUATE ENVIRONMENT FOR THE INSTALLATION OF THE EQUIPMENT, IN ACCORDANCE WITH IBM'S SPECIFICATIONS. THE ACTIVITIES PROGRAMMED WILL BE AGREED ON BETWEEN THE PURCHASER AND IBM.

PRICE AGREED ON

THE TOTAL PRICE OF THE PRODUCTS AND SERVICES DESCRIBED IN THIS ATTACHMENT IS $957 100.00 (NINE HUNDRED AND FIFTY SEVEN DOLLARS 00/100 U.S. CURRENCY), WHICH WILL BE PAID BY THE PURCHASER IN ACCORDANCE WITH THE FINANCING PLAN SPECIFIED IN ATTACHMENT B. THE TOTAL PRICE JUST MENTIONED DOES NOT INCLUDE THE VALUE ADDED TAX.

ACCEPTANCE CRITERIA

THE PRESENT CONTRACT WILL BE CONCLUDED ON DELIVERY AND INSTALLATION OF THE PRODUCTS DESCRIBED IN THE PRESENT ATTACHMENT. THE INSTALLATION OF THE PRODUCTS WILL BE THE SUPPLIER'S RESPONSIBILITY.

WARRANTIES

THE WARRANTIES OF THE IBM PRODUCTS INCLUDED IN THE PRESENT CONTRACT WILL BE GRANTED DIRECTLY BY "IBM", AND THE WARRANTY OF THE NON "IBM" PRODUCTS WILL BE GRANTED BY "IBM" THROUGH "THE

SUPPLIER" SELECTED BETWEEN "IBM" AND THE "PURCHASER", AND IS FOUND SPECIFIED IN THIS ATTACHMENT.

ONCE THE PRESENT ATTACHMENT A WAS READ, THE PARTIES RECOGNIZE THEY ARE BOUND BY ITS DISPOSITIONS, LEAVING WITHOUT EFFECT ANY OTHER PREVIOUS COMMUNICATION, EITHER VERBAL OR WRITTEN, AND SIGNED BY DUPLICATE AT THE BOTTOM AND ON THE MARGIN ON THE PREVIOUS PAGES.

          ACCEPTED BY                                  ACCEPTED BY
      AMERICAN TELESOURCE                             IBM DE MEXICO,
 INTERNATIONAL DE MEXICO, S.A.                 COMERCIALIZACION Y SERVICIOS,
            DE C.V.                                        S.A.
          (Signature)                                  (Signature)
      MR. ARTHUR L. SMITH                        MR. EDUARDO VELEZ PEREZ
    LEGAL POWER OF ATTORNEY                      LEGAL POWER OF ATTORNEY
          (Signature)                                  (Signature)
MS. ELVIA SALAS DE DE STEFFANO                MR. PORFIRIO VERASTEGUI HERRERA
            WITNESS                                      WITNESS

THE PREVIOUS SIGNATURES CORRESPOND TO THE BUYING AND SELLING CONTRACT IN INSTALLMENTS WITH RESERVATION OF DOMAIN, ENTERED INTO BY AMERICAN TELESOURCE INTERNATIONAL DE MEXICO, S.A. AND IBM, DATED MARCH 25, 1997, CONTRACT NO. S1310397-M.

ATACHMENT B.   FINANCING CONDITIONS

TERMS AND CONDITIONS OF FINANCING

"IBM" AND THE "PURCHASER" AGREE THAT THE FOLLOWING WILL BE THE TERMS AND CONDITIONS OF THE BUYING AND SELLING ACTIONS REFERRED TO IN THIS CONTRACT.

TERMS AND CONDITIONS                                        U.S. DOLLARS
                                                     COLUMN A           COLUMN B
DATE OF DISPOSAL                                  AUGUST 01, 1997     JUNE 01, 1997
 1. PRESENT SELLING PRICE                          500 000.00 USD    457 100.00 USD
 2. VAT ON PRESENT SELLING PRICE                    75 000.00 USD     68 565.00 USD
 3. DOWN PAYMENT 20%* (1)                          100 000.00 USD     91 420.00 USD
 4. TOTAL AMOUNT TO BE FINANCED (1+2-3)            475 000.00 USD    434 245.00 USD
 5. VARIABLE INTEREST RATE (VIR)                                     167 857.31 USD

 VIR IS THE RESULT OF ADDING THE FOLLOWING:
    A. LIBOR RATE (LONDON INTERBANK OFFERED RATE)
    B. POINTS AGREED ON

 INITIAL VIR OF THIS CONTRACT IS:
 LIBOR RATE                                                                     5.72%
 POINTS AGREED ON                                                               6.00%
 INITIAL VIR                                                                   11.72%

 6. COMMISSION FEE 1.00%* (1A) 1.00%* (1B)            5 000.00 USD      4 571.00 USD
 7. TOTAL AMOUNT TO BE DOCUMENTED (4A+4B+5+6A+6B)                   1 086 673.10 USD
 8. NUMBER OF MONTHLY PAYMENTS                                             32 MONTHS
 9. TOTAL MONTHLY PAYMENTS                                                  VARIABLE
10. VAT ON INTEREST AND COMMISSION FEE 15.00%                          27 036.90 USD
    OF (5)
11. TOTAL AMOUNT OF MONTHLY PAYMENT                                         VARIABLE

DEFERRED VALUE ADDED TAX PAYMENT
12. DEFERRED VAT ON OPERATION                        76 471.99 USD     69 910.69 USD
13. DATE OF PAYMENT                                  JUNE O1, 1997   AUGUST 01, 1997
14. TOTAL AMOUNT OF OPERATION                                           1 307 947.89
 (3A+3B+7+10+12A+12B)                                                            USD

PAYMENT

PAYMENTS WILL BE MADE IN UNITED STATES DOLLARS OR EQUIVALENT IN NATIONAL CURRENCY AT THE EXCHANGE RATE TO PAY LIABILITIES STATED IN FOREIGN CURRENCY, PAYABLE IN MEXICO, RATE PUBLISHED BY THE BANCO DE MEXICO IN THE DIARIO OFICIAL DE LA FEDERACION, THAT WILL BE IN EFFECT AT THE MOMENT OF PAYMENT.

THE "PURCHASER" IS BOUND TO LIQUIDATE TOTALLY THE INSTALLMENTS PROGRAMMED IN ACCORDANCE WITH THE PAY SCHEDULE ATTACHED TO THE PRESENT CONTRACT AS "ATTACHMENT B".

SAID PAYMENT WILL BE DUE ON THE 10 (TENTH) DAY OF THE CORRESPONDING MONTH. WHEN THE DATE CITED IS A NON WORKING DAY, IN ACCORDANCE WITH BANK USAGE IN EFFECT IN MEXICO, THE PURCHASER MUST MAKE THE CORRESPONDING PAYMENT IN THE IMMEDIATELY PRECEDING WORKING DAY.

THE "PURCHASER" MUST MAKE ALL PAYMENTS IN FAVOR OF IBM DE MEXICO,
COMERCIALIZACION Y SERVICIOS, S.A. DE C.V., IN THE FORM, WORKING HOURS, AND PLACE THAT "THE PARTIES" AGREE ON.

COMMON INTERESTS

"IBM" AND THE "PURCHASER" AGREE THAT THE AMOUNT OUTSTANDING OF THIS CONTRACT WILL ACCRUE COMMON INTERESTS AT THE RATE OF 11.72% (ELEVEN POINT SEVENTY TWO PER
CENT) PER ANNUM.

SAID RATE WILL BE RAISED OR LOWERED IF THERE EXISTS A VARIATION IN THE LIBOR RATE (LONDON INTERBANK OFFERED RATE) AT SIX MONTHS, IN AT LEAST ONE PERCENTAGE POINT. IN NO CASE THIS ADJUSTMENT WILL BE APPLIED RETROACTIVELY.

MORATORIUM INTERESTS

IN CASE THAT THE "PURCHASER" DOES NOT COMPLY WITH ANY OF ITS OBLIGATIONS TO PAY IN FAVOR OF "IBM", THAT ARE STATED IN THIS CONTRACT, THE "PURCHASER" WILL PAY MORATORIUM INTERESTS AT THE RATE THAT MIGHT RESULT BY MULTIPLYING BY 1.5 (ONE POINT FIVE) THE COMMON INTEREST RATE MENTIONED IN THE PREVIOUS SECTION DURIGN ALL THE TIME THAT THIS SITUATION PREVAILS. THE INTERESTS THAT ARE GENERATED WILL BE PAID MONTHLY TO "IBM" IN THE TERMS OF THE SECTION CALLED PAYMENTS OF THE PRESENT ATTACHMENT.

DOCUMENTS

THE TOTAL AMOUNT OF THE CREDIT IS DOCUMENTED IN THIS ACT BY MEANS OF 36 (THIRTY
SIX) NOTES PAYABLE ISSUED BY THE "PURCHASER" IN FAVOR OF IBM DE MEXICO, COMERCIALIZACION Y SERVICIOS, S.A. DE C.V., THAT WILL BE DUE SUCCESSIVELY EVERY MONTH IN ACCORDANCE WITH THE PRESCRIPTION OF THE SECTION CALLED PAYMENTS OF THE PRESENT ATTACHMENT. LIKEWISE, THEY CONTAIN THE AMOUNTS OF THE COMMON INTERESTS ACCRUED, AS WELL AS THE SPECIFICATION OF THE MORATORIUM RATE THAT MIGHT ACCRUE, IN ACCORDANCE WHAT IS FORESEEN IN THE SECTIONS CALLED COMMON INTERESTS AND MORATORIUM INTERESTS, RESPECTIVELY.

"THE PARTIES" AGREE THAT "IBM" WILL DELIVER TO THE "PURCHASER" THE INVOICES CORRESPONDING TO THE GOODS DESCRIBED IN "ATTACHMENT A" AT THE MOMENT OF PAYMENT OF THE TOTAL AMOUNT OF ITS PRICE PLUS THE INTERESTS AGREED ON IN THIS CONTRACT.

ONCE THE PRESENT ATTACHMENT C WAS READ, "THE PARTIES" RECOGNIZE THAT THEY ARE BOUND BY ITS DISPOSITIONS, LEAVING WITHOUT EFFECT ANY OTHER PREVIOUS COMMUNICATION, EITHER VERBAL OR WRITTEN, AND SIGNED BY DUPLICATE AT THE BOTTOM AND ON THE MARGIN OF THE PREVIOUS PAGES.

          ACCEPTED BY                                  ACCEPTED BY
      AMERICAN TELESOURCE                             IBM DE MEXICO,
 INTERNATIONAL DE MEXICO, S.A.                 COMERCIALIZACION Y SERVICIOS,
            DE C.V.                                        S.A.
          (Signature)                                  (Signature)
      MR. ARTHUR L. SMITH                        MR. EDUARDO VELEZ PEREZ
    LEGAL POWER OF ATTORNEY                      LEGAL POWER OF ATTORNEY
          (Signature)                                  (Signature)
MS. ELVIA SALAS DE DE STEFFANO                MR. PORFIRIO VERASTEGUI HERRERA
            WITNESS                                      WITNESS

THE PREVIOUS SIGNATURES CORRESPOND TO THE BUYING AND SELLING CONTRACT IN INSTALLMENTS WITH RESERVATION OF DOMAIN, ENTERED INTO BY AMERICAN TELESOURCE INTERNATIONAL DE MEXICO, S.A. AND IBM, DATED MARCH 25, 1997, CONTRACT NO. S1310397-M.

ATTACHMENT C.   ADDITIONAL WARRANTIES

ONCE THE PRESENT ATTACHMENT C WAS READ, "THE PARTIES" RECOGNIZE THAT THEY ARE BOUND BY ITS DISPOSITIONS, LEAVING WITHOUT EFFECT ANY OTHER PREVIOUS COMMUNICATION, EITHER VERBAL OR WRITTEN, AND SIGNED BY DUPLICATE AT THE BOTTOM AND ON THE MARGIN OF THE PREVIOUS PAGES.

          ACCEPTED BY                                  ACCEPTED BY
      AMERICAN TELESOURCE                             IBM DE MEXICO,
 INTERNATIONAL DE MEXICO, S.A.                 COMERCIALIZACION Y SERVICIOS,
            DE C.V.                                        S.A.
          (Signature)                                  (Signature)
      MR. ARTHUR L. SMITH                        MR. EDUARDO VELEZ PEREZ
    LEGAL POWER OF ATTORNEY                      LEGAL POWER OF ATTORNEY
          (Signature)                                  (Signature)
MS. ELVIA SALAS DE DE STEFFANO                MR. PORFIRIO VERASTEGUI HERRERA
            WITNESS                                      WITNESS

THE PREVIOUS SIGNATURES CORRESPOND TO THE BUYING AND SELLING CONTRACT IN INSTALLMENTS WITH RESERVATION OF DOMAIN, ENTERED INTO BY AMERICAN TELESOURCE INTERNATIONAL DE MEXICO, S.A. AND IBM, DATED MARCH 25, 1997, CONTRACT NO. S1310397-M.

                                                                   Exhibit 10.21
                                                                      (con't)

             CREDIT CONTRACT BETWEEN FINAL USER AND IBM DE MEXICO,
                  COMERCIALIZACION Y SERVICIOS, S.A. DE C.V.

CREDIT CONTRACT ENTERED INTO, ONE THE ONE HAND, BY IBM DE MEXICO, COMERCIALIZACION Y SERVICIOS, S.A. DE C.V., REPRESENTED BY MR. EDUARDO VELEZ RUIZ, AND ON THE OTHER BY AMERICAN TELESOURCE INTERNATIONAL DE MEXICO, S.A. DE C.V., REPRESENTED BY MR. ARTHUR L. SMITH, WHO HENCEFORTH WILL BE CALLED "IBM", AND THE "USER", RESPECTIVELY, IN ACCORDANCE WITH THE FOLLOWING STATEMENTS AND CLAUSES.

                              S T A T E M E N T S

I. "IBM" SAYS, THROUGH ITS REPRESENTATIVE:

A. It is chartered as a corporation with variable capital, as is stated in Public Writ number 51602, dated January first, 1997, granted before Notary Public number 103 of the Federal District, and registered in the Public Property and Commerce Registry of the same city, under mercantile folio number 218337.

B. Mr. Eduardo Velez Ruiz, attests his personality duly empowered through Public Writ number 100695, dated March fifth, 1997, granted before Notary Public number 116 of the Federal District, and the steps for its registry in the Public Property and Commerce Registry of the same city are being taken.

D. That it is prepared to grant the "CREDIT" that the "USER" is requesting, and that for its internal control effects, it has assigned number S1310397MC to this CONTRACT.

E. It has acquired from the suppliers described in "ATTACHMENT A" of this contract, the rights derived from the sale of products and services that these last named entered into with the "USER" on the dates and invoices described in the same "ATTACHMENT A", and that covers the price agreed on for said operation, so that "IBM" has a legal interest to enter into this CONTRACT with the "USER".

II.  THE "USER" STATES THROUGH ITS REPRESENTATIVE:

A. That it is a corporation of variable capital, legally chartered in accordance with the laws of Mexico, through Public Writ number 19977, dated June twentieth, 1995, granted before Notary Public number 173 of MEXICO, D.F., and registered in the Public Commerce Registry of MEXICO, D.F. under number 202960, dated August first, 1995.

B. That its legal representative, Mr. ARTHUR LOUIS SMITH, has sufficient powers to sign the present CONTRACT, that have not been revoked nor amended in any manner whatsoever, as can be seen in the Public Writ aforementioned in the previous paragraph.

Once the above has been stated, both parties agree to bind themselves in accordance with the following:

                                 C L A U S E S

FIRST.  OBJECT    The present CREDIT CONTRACT establishes the terms and
conditions for payment of the products described in "ATTACHMENT A", regarding the machines and devices, in accordance with the price and other relative concepts detailed in the invoices, copies of which will be added to the present instrument as "Attachment A" to form an integral part of the same.

In the amounts already mentioned, interests, expenses, and any other accessory costs, that the "USER" must pay "IBM".

SECOND.  PAYMENT TERMS AND CONDITIONS
The "USER" and "IBM" are agreed that the terms and conditions of the credit referred to in the previous clause of this CONTRACT, will be the following:

TERMS AND CONDITIONS  DOLLARS (U.S. CY)

DATE OF DISPOSAL                                                 AUGUST 01, 1997
1. PRESENT SELLING PRICE                                          542 900.00 USD
2. VAT ON PRESENT SELLING PRICE                                    81 435.00 USD
3. DOWN PAYMENT 20%* (1)                                          108 580-00 USD
4. TOTAL AMOUNT TO BE FINANCED (1+2+3)                            515 755.00 USD
5. VARIABLE INTEREST RATE (VIR)                                    90 495.46 USD
VIR IS THE RESULT OF ADDING THE FOLLOWING:
   A. LIBOR RATE (LONDON INTERBANK OFFERED RATE
   B. POINTS AGREED ON
INITIAL VIR OF THIS CONTRACT IS:
LIBOR RATE                                                                 5.72%
POINTS AGREED ON                                                           6.00%
INITIAL VIR                                                               11.72%
6. COMMISSION FEE 1.00%* (1)                                        5 429.00 USD
7. TOTAL AMOUNT TO BE DOCUMENTED (4+5+6)                          611 679.26 USD
8. NUMBER OF MONTHLY PAYMENTS                                          32 MONTHS
9. TOTAL MONTHLY PAYMENTS                                               VARIABLE
10. VAT ON INTEREST AND COMMISSION FEE 15.00% OF (5)               14 628.41 USD
11. TOTAL MONTHLY PAYMENT                                               VARIABLE

DEFERRED VALUE ADDED TAX PAYMENT

12. DEFERRED VAT ON OPERATION                                      83 033.29 USD
13. DATE OF PAYMENT                                             OCTOBER O1, 1999
14. TOTAL AMOUNT OF OPERATION (-2+3+7+10+12)                      736 486.16 USD

THIRD.    COMMON INTERESTS

The "USER" must pay "IBM" a common interest for the amount of the "CREDIT" at a variable interest rate, that will be calculated and paid in the terms and conditions mentioned in Clause Second above, and "IBM" and the "USER" agree that the amount outstanding subject of this contract will carry common interest at a rate of 11.72% (ELEVEN POINT SEVENTY TWO PER CENT) PER ANNUM.

The variable interest rate will be raised or lowered, if there exists a variation in the LIBOR rate for six months, in at least one percentage point. In no case will this adjustment be applied retroactively.

FOURTH.  MORATORIUM CHARGES

If the principal and interest are not paid when due, as of that date, the "USER" will pay "IBM" moratorium interests at the rate that might ensue by multiplying
1.5 (ONE POINT FIVE) times the common interest rate set forth in Clause fifth above during all the time that this situation exists. The interest that will be generated will be paid monthly, in the terms of the following clause.

FIFTH.  FORM OF PAYMENT
The "USER" undertakes to pay "IBM" the principal, interest, and other "CREDIT" accessories in the following place and manner.

The "USER", without need of notification or previous collection, will make all payments in IBM's address, stated in CLAUSE THIRTEENTH, in U.S. currency of legal tender in the United States of America or its equivalent in national currency, at the exchange rate prevailing on the date of payment, to cover liabilities stated in foreign currency payable in Mexico, that will be published in the Official Federation Daily on the same date of payment. In case that the date of payment is not a working day or is a holiday, in accordance with bank customs at the place of payment, the due date will be the working day immediately before the date of payment.

The "USER" undertakes to pay totally the scheduled amortizations in accordance with the pay schedule that is attached to the present contract as "ATTACHMENT B". Said payments can be demanded on the 10TH (TENTH) of each month, in accordance with the pay schedule that is attached to the present contract as "ATTACHMENT B".

"IBM" can modify the place and form of payment if there are prevailing causes that may demand it, and it will advise the "USER" in a timely manner in order to safeguard the interest of the same, so that "IBM" will have the power of designating another place of payment, previous written advice that it provides the "USER" 5 (FIVE) working days before the date when said change goes into effect.

In case that the "USER" makes payments referred to in the previous paragraph in a different form that the one foreseen, the payment will be considered as not having being made, and "IBM" can demand said payment together with the interest in accordance with Clauses THIRD and FOURTH of this contract, and other accessory payments that may accrue.

In any case, both parties agree that "IBM" can negotiate or transfer the total or a part of the "CREDIT", and the notes payable that may be tendered in accordance with the "CREDIT". In case of cancellation, occasioned by non compliance of any of the USER's obligations in accordance with this contract, "IBM" will consider mature in advance the notes payable corresponding in the same terms.

If "IBM" does not receive payment in accordance with what has been established, the "USER" will be considered in moratorium. The moratorium will be considered as non compliance of the USER's obligations, and will be cause of cancellation of the present CONTRACT by "IBM" without need of judicial action.

In case that "IBM" decides to cancel the present contract, the "USER" agrees to pay "IBM" all expenses and costs that it may incurr to obtain payment or recovery of the debt, including legal fees that it must pay.

SIXTH.  ON THE SUPERVISION OF THE CREDIT
The "USER" must furnish the documents and information that "IBM" requests for the follow up and supervision of the CREDIT.

SEVENTH.  CAUSES OF EARLY MATURITY

"IBM" will have the right to declare an early maturity on the time limit for payment of the credit, as well as interests and other accessories, through a written notification addressed to the "USER", without need of litigation or other judicial action, if any of the following cases occur:


A. If payment is not made when due of two or more of the payments agreed on, whether of capital, interest or accessories.

B. If, for any length of time, for any reason, the USER's activities are suspended, even though said suspension is due to strikes, labor stops, etcetera.

C. If it does not comply with any other obligation agreed on, in this or in any other CONTRACT that it may have entered into with "IBM".

The causes of early maturity established herein, are independent of those that may be derived from law, so that they are descriptive, but no limitative.

EIGHTH.  DOCUMENTS

The total amount of the credit is documented in this case through 32 (THIRTY
TWO) NOTES PAYABLE signed by the "USER", in favor of "IBM de Mexico, Comercializacion y Servicios, S.A. de C.V.", that will be monthly and successive maturities, in accordance with the pay schedule of "ATTACHMENT B". Likewise, they contain the amounts of common interests that are generated and the specification of the moratorium rate that they might generate, in accordance with the statements of CLAUSES THIRD AND FOURTH, respectively.

Both parties agree that "IBM" will hand over to the "USER" the invoices corresponding to the machines described in "ATTACHMENT A" at the moment that the total amount of their prices plus the interest agreed on in this CONTRACT has been paid.

The "USER" cannot yield the rights of this CONTRACT nor of the accessory documents, without the previous written agreement of "IBM".

The "USER" undertakes to have the products mentioned in "Attachment A" at its address, stated in CLAUSE THIRTEENTH, so that it cannot take them to another place, except by previous written consent by "IBM". In view of this, the "USER" will become a trustee of said products with all the obligations derived from said position.

NINTH.  PLEDGE

The "USER" guarantees his compliance of the obligations undertaken through this CONTRACT under the terms of article 334 Clause 4iv and other applicable of the General Law of Credit Instruments and Operations; therefore, the goods listed in "Attachment A" of this CONTRACT will be affected as a pledge.

The value of the goods that make up the pledge at no moment should be inferior to 143% of the USER's liabilities.

This pledge will be in effect while all are part of the capital, interests and other accessories, or any other obligation chargeable to the "USER" remain outstanding. The "USER" cannot lease, nor in exploitation the goods that make up the pledge GRANTED in this contract, nor encumber them in favor of third parties.

TENTH.  INSURANCE

The "USER" will contract for its own account and without it been considered a part of the price, an insurance policy against all risks (fire, earthquake, floods, short circuits, violent and non violent robbery, etc.) covering the machines described in "Attachment A" for the total value during all the time that this CONTRACT is in effect, and the corresponding insurance policy will be made out indicating the preferential endorsement in favor of "IBM DE MEXICO, COMERCIALIZACION Y SERVICIOS, S.A. DE C.V."

This insurance policy will go into effect on the date that the machines are delivered in the USER's facilities, and must be kept in effect until this CONTRACT is finalized.

The "USER" must provide "IBM" evidence of the compliance with this obligation within a time limit of 30 (thirty) natural days starting as of the date of the signature of this instrument. In case that the "USER" does not comply with the agreement of the previous paragraph, "IBM" will contract the respective insurance policy, the "USER" binding itself to cover the amount of the same to "IBM" or its representatives.

ELEVENTH.  OTHER EXPENSES

The "USER" will pay "IBM" all amounts that may be caused by the registry of this CONTRACT in the Public Registry of Property and Commerce.

TWELFTH.  LAWS AND COURTS

For all things regarding the interpretation, execution, and compliance with the present CONTRACT, both parties submit themselves to the jurisdiction of the laws and courts of Mexico, Federal District, resigning expressly to the privileges accruing to them by virtue of their present or future addresses.

THIRTEENTH.  ADDRESSES

Both parties state as their addresses, the following:

"IBM": AVENIDA MARIANO ESCOBEDO 595, COLONIA POLANCO CHAPULTEPEC, C.P. 11560 MEXICO, DISTRITO FEDERAL.

"USER": TORRES ADALID 7, COLONIA DEL VALLE, MEXICO, D.F., C.P. 06600.

Until such time as the "USER" provides a written notice to "IBM" of a change of address, all citations and judicial or extrajudicial actions will be practiced in the address stated in this clause.

BOTH PARTIES, HAVING READ AND APPRIZED THE CONTENTS AND LEGAL VALUE OF THE PRESENT CONTRACT, RATIFY AND SIGN IT IN MEXICO, FEDERAL DISTRICT, ON THE 25TH DAY OF MARCH, 1997.


                ACCEPTED BY                        ACCEPTED BY

            AMERICAN TELESOURCE                   IBM DE MEXICO,
        INTERNATIONAL DE MEXICO, S.A.      COMERCIALIZACION Y SERVICIOS,
                  DE C.V.                              S.A.
               (Signature)                         (Signature)
            MR. ARTHUR L. SMITH              MR. EDUARDO VELEZ PEREZ
          LEGAL POWER OF ATTORNEY            LEGAL POWER OF ATTORNEY
               (Signature)                         (Signature)
       MS. ELVIA SALAS DE DE STEFFANO        MR. PORFIRIO VERASTEGUI
                                                     HERRERA
                 WITNESS                             WITNESS